SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Earliest Event Reported May 19, 2003	Commission File Number 1-3822

New Jersey State of Incorporation	21-0419870 I.R.S. Employer Identification No

Campbell Place
Camden, New Jersey 08103-1799
Principal Executive Offices

Telephone Number: (856) 342-4800

Item 9 –Regulation FD Disclosure

The information in this Current Report, including the attached Exhibits, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

On May 19, 2003, Campbell Soup Company issued a press release announcing financial results for the quarter ended April 27, 2003, a copy of which is attached as Exhibit 99.1, and a press release announcing soup initiatives for fiscal 2004, a copy of which is attached as Exhibit 99.2.

Exhibit 99.1 is being furnished pursuant to “Item 12. Results of Operations and Financial Condition” of Form 8-K.

This Current Report on Form 8-K includes forward-looking statements and assumptions, which reflect the company’s current expectations about its future plans and performance, including statements concerning the impact of marketing investments and strategies, new product introductions, and quality improvements on sales and earnings. These forward-looking statements rely on a number of assumptions and estimates which could be inaccurate and which are subject to risks and uncertainties. Actual results could vary materially from those anticipated or expressed in any forward-looking statement made by the company. Please refer to the company’s most recent Form 10-K and subsequent filings for a further discussion of these risks and uncertainties. The company disclaims any obligation or intent to update the forward-looking statements in order to reflect events or circumstances after the date of this release.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAMPBELL SOUP COMPANY (Registrant)

Date: May 19, 2003	By:	/s/Robert A. Schiffner

Robert A. Schiffner Senior Vice President and Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description

99.1	Release dated May 19, 2003, announcing financial results for the quarter ended April 27, 2003
99.2	Release dated May 19, 2003, announcing soup initiatives for Fiscal ‘04.

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